CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Class N (RIMOX)

Supplement dated October 10, 2017, to the
Prospectus dated January 31, 2017, as supplemented,
and the
Statement of Additional Information dated January 31, 2017,
as amended and restated June 2, 2017

The following paragraph is inserted immediately after the third paragraph in the section titled “Principal Investment Strategies” on page 31 of the Prospectus:

The Fund may also invest in reinsurance investments providing exposure to the insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

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The following is added in the section titled “Principal Risks of Investing in the Fund” beginning on page 32 of the Prospectus:

Reinsurance Investments – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security.

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The following is added in the section titled “more about the funds’ risks - Principal Risks of the Funds” beginning on page 55 of the Prospectus:

Reinsurance Investments (Fixed Income Opportunities Fund) – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund. In addition to the specified trigger events, catastrophe bonds may expose the Fund to certain nonprincipal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

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The following replaces “Insurance-Linked and Catastrophe-Likned Investments” in the section titled “Investment Techniques and Risk Considerations – Permitted Investments” beginning on page 3 of the Statement of Additional Information:

Reinsurance Investments. The Fixed Income Opportunities Fund may invest in reinsurance investments providing exposure to insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

Industry Loss Warranties. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in ILWs through structured investments and/or private funds, the Fund reserves the ability to invest directly in ILWs. ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan.

The Adviser expects that all or substantially all of the ILWs in which the Fund directly or indirectly invests will be fully collateralized by third party counterparties.

The Fund will directly or indirectly invest in ILWs, which, by their nature, are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict . The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, as the third-party assessor may require time to issue its findings of industry losses.

Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the Fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a 24-month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the Fund’s investment. It is not expected that any delay will have a material impact on the Fund’s ability to make required distributions in order to qualify as a regulated investment company. ILWs in which the Fund invests may be documented as swaps. Such ILW swaps will be subject to swaps risk.

Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the Fund.

Catastrophe Bonds. Although the Fixed Income Opportunities Fund expects to invest primarily indirectly in catastrophe bonds through structured investments and/or private funds, which sometimes are referred to as insurance-linked bonds or event-linked bonds, through its investments in Structured Investments, the Fund reserves the ability to invest directly in such instruments. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in Structured Investments with exposure to such catastrophe bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Some catastrophe bonds reference only a single event. Other catastrophe bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy those criteria. Or, a catastrophe bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the catastrophe bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Catastrophe bonds are often rated by at least one NRSRO, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of a catastrophe bond, the average rating in the current market for catastrophe bonds is “BB” by Standard & Poor’s Rating Group (or the equivalent rating for another rating agency). However, there are catastrophe bonds rated higher or lower than “BB.” Securities rated BB or lower are considered to be below investment grade. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the Fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-026-0100

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